                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Online System Services, Inc.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:


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   (2) Aggregate number of securities to which transaction applies:


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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

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   (2) Form, Schedule or Registration Statement No.:

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   (3) Filing Party:

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   (4) Date Filed:

                                [LOGO TO COME]

                         ONLINE SYSTEM SERVICES, INC.
                              1800 Glenarm Place
                                   Suite 700
                            Denver, Colorado 80202

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 30, 1998

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Online System Services, Inc., a Colorado corporation ("OSS" or the "Company"), will
be held on July, 30, 1998, at   :     .m., Mountain Time, at the Company's
offices, 1800 Glenarm Place, Suite 700, Denver, Colorado for the following purposes:

  1. To elect seven nominees to the Board of Directors to serve for a term of one year.

  2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 15,000,000 to 25,000,000 shares and to increase the number of authorized shares of common stock, no par value, from 10,000,000 to 20,000,000 shares.

  3. To approve issuances of the Company's securities pursuant to two separate financing proposals.

  4. To approve an amendment to the Online System Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under such plan from 1,100,000 to 2,500,000.

  5. To ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the current fiscal year.

  6. To transact such other business as may properly come before the meeting and any adjournments thereof.

  Only holders of record of common stock of the Company at the close of business on July 2, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Robert M. Geller
                                       Secretary

July   , 1998

                                [LOGO TO COME]

                                PROXY STATEMENT

                         ONLINE SYSTEM SERVICES, INC.

                              1800 GLENARM PLACE
                                   SUITE 700
                            DENVER, COLORADO 80202

                 ANNUAL MEETING OF SHAREHOLDERS--JULY 30, 1998

                                    GENERAL

  The enclosed Proxy is solicited by the Board of Directors of Online System Services, Inc., a Colorado corporation ("OSS" or the "Company"), for use at
the annual meeting of the Company to be held on July, 30, 1998, at   :
 .m., Mountain Time, at the Company's offices, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Robert M. Geller, Secretary, or by appearing and voting in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the Board of Directors of the nominees named in this Proxy Statement; (2) FOR the amendment to the Articles of Incorporation to increase the number of authorized shares of capital stock from 15,000,000 to 25,000,000 and to increase the number of authorized shares of common stock, no par value, from 10,000,000 to 20,000,000; (3) FOR issuances of the Company's securities pursuant to a Securities Purchase Agreement dated May 22, 1998 between OSS and Arrow Investors LLC and in connection with a proposed placement of $15 million worth of the Company's common stock; (4) FOR the amendment to the Online System Services, Inc. Stock Option Plan of 1995 to increase the number of shares authorized under such plan from 1,100,000 to 2,500,000; (5) FOR the ratification of the appointment of Arthur Andersen LLP as the independent accountants of the Company for the current year; and (6) in the Proxies' discretion upon such other business as may properly come before the meeting. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

  All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and the Company's Annual Report for the year ended December 31, 1997 are being mailed to shareholders on or about July 7, 1998.

                               OUTSTANDING STOCK

  Common Stock, no par value ("Common Stock"), of which there were shares outstanding on the Record Date, 10% Preferred Stock, $10.00 stated value ("10% Preferred Stock"), of which there were 267,500 shares outstanding on the Record Date, and 5% Preferred Stock, $1,000 stated value ("5% Preferred Stock"), of which there were 3,000 shares outstanding on the Record Date, constitute the only classes of outstanding voting securities issued by the Company. Each holder of Common Stock and each holder of 10% Preferred Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock or 10% Preferred Stock held for the election of directors and for all other matters voted on at the Annual Meeting. Each
holder of 5% Preferred stock will be entitled to cast     votes in person or
by proxy for each share of 5% Preferred Stock held for the election of directors and for all other matters voted on at the Annual Meeting. The holders of Common Stock, the holders of 10% Preferred Stock, and the holders of 5% Preferred Stock shall vote as a single class on all matters voted on at the Annual Meeting. Only shareholders of record of the Common Stock, the 10% Preferred Stock, and the 5% Preferred Stock at the close of business on July 2, 1998 will be entitled to vote at the meeting (the "Record Date").

  Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock, its 10% Preferred Stock, or its 5% Preferred Stock and as to the name, address and stock holdings of each director and nominee for election to the Board of Directors and by all officers, directors, and nominees, as a group, as of the Record Date is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                              COMMON STOCK         10% PREFERRED STOCK      5% PREFERRED STOCK
                        ------------------------- ----------------------- ----------------------
                            AMOUNT       PERCENT     AMOUNT      PERCENT     AMOUNT     PERCENT
NAME/ADDRESS OF          BENEFICIALLY      OF     BENEFICIALLY     OF     BENEFICIALLY    OF
SHAREHOLDER/DIRECTOR        OWNED       CLASS (1)    OWNED      CLASS (1)    OWNED     CLASS (1)
--------------------    --------------  --------- ------------  --------- ------------ ---------
R. Steven Adams            497,000(2)     14.8%        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Robert M. Geller           184,667(3)      5.5%        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Paul H. Spieker            179,667(4)      5.3%        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Lee E. Schlessman           57,000(5)      1.7%     120,000(6)    44.9%       None
 1301 Pennsylvania
  Street, Suite 800
 Denver, Colorado 80203
Susan M. Duncan             13,500(7)        *       30,000(8)    11.3%       None
 2651 South Wadsworth
  Circle
 Lakewood, Colorado
  80227
Arrow Investors LLC               (9)                  None                  3,000        100%
 c/o One World Trade
  Center
 Suite 4563
 New York, New York
  10048
Robert J. Lewis             64,370(10)     1.9%        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202


                                COMMON STOCK        10% PREFERRED STOCK     5% PREFERRED STOCK
                          ------------------------ ---------------------- ----------------------
                              AMOUNT      PERCENT     AMOUNT     PERCENT     AMOUNT     PERCENT
NAME/ADDRESS OF            BENEFICIALLY     OF     BENEFICIALLY    OF     BENEFICIALLY    OF
SHAREHOLDER/DIRECTOR          OWNED      CLASS (1)    OWNED     CLASS (1)    OWNED     CLASS (1)
--------------------      -------------- --------- ------------ --------- ------------ ---------
Thomas S. Plunkett           37,000(11)     1.1%       None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
H. Robert Gill               20,000(12)       *        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Richard C. Jennewine         20,000(13)       *        None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Charles P. Spickert          56,000(14)     1.6%       None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
William R. Cullen              None(15)                None                   None
 1800 Glenarm Place,
  Suite 700
 Denver, Colorado 80202
Directors and Executive
 Officers as a Group (12
 persons)                 1,058,704(16)    29.1%       None                   None

--------
 * Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders. No options or warrants to acquire either the 10% Preferred Stock or 5% Preferred Stock are outstanding.

(2) Excludes options for the purchase of 100,000 shares of Common Stock that are not exercisable during the next 60 days.

(3) Includes options for the purchase of 36,667 shares of Common Stock, but excludes options for the purchase of 38,333 shares of Common Stock that are not exercisable during the next 60 days.

(4) Includes options for the purchase of 36,667 shares of Common Stock, but excludes options for the purchase of 23,333 shares of Common Stock that are not exercisable during the next 60 days.

(5) Includes warrants for the purchase of 16,000 shares of Common Stock. Also includes (i) 2,500 shares of Common Stock owned by The Schlessman Family Foundation, (ii) warrants for the purchase of 2,000 shares of Common Stock owned by The Schlessman Family Foundation, (iii) 7,500 shares of Common Stock owned by persons who have granted Mr. Schlessman a power of attorney with respect to such shares, and (iv) warrants for the purchase of 6,000 shares of Common Stock owned by persons who have granted Mr. Schlessman a power of attorney with respect to such warrants.

(6) Includes 10,000 shares of 10% Preferred Stock owned by The Schlessman Family Foundation. Also includes 30,000 shares of 10% Preferred Stock owned by persons who have granted Mr. Schlessman a power of attorney with respect to such shares.

(7) Includes warrants for the purchase of 2,000 shares of Common Stock. Also includes 5,000 shares of Common Stock owned by the Susan M. Duncan Irrevocable Gift Trust and warrants for the purchase of 4,000 shares of Common Stock owned by the Susan M. Duncan Irrevocable Gift Trust.

(8) Includes 20,000 shares of 10% Preferred Stock owned by the Susan M. Duncan Irrevocable Gift Trust.

(9)  Includes warrants for the purchase of 50,000 shares of Common Stock and shares of Common Stock issuable as of the Record Date upon the conversion of the 5% Preferred Stock.

(10) Includes options and warrants for the purchase of 35,000 and 2,700 shares of Common Stock, respectively.

(11) Includes options for the purchase of 35,000 shares of Common Stock, but excludes options for the purchase of 80,000 shares of Common Stock that are not exercisable during the next 60 days.

(12) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 20,000 shares of Common Stock that are not exercisable during the next 60 days.

(13) Includes options for the purchase of 20,000 shares of Common Stock, but excludes options for the purchase of 20,000 shares of Common Stock that are not exercisable during the next 60 days.

(14) Includes options for the purchase of 50,000 shares of Common Stock, but excludes options for the purchase of 15,000 shares of Common Stock that are not exercisable during the next 60 days.

(15) Excludes options for the purchase of 130,000 shares of Common Stock that are not exercisable during the next 60 days.

(16) Includes options for the purchase of 236,034 shares of Common Stock, but excludes options for the purchase of 516,666 shares of Common Stock that are not exercisable during the next 60 days.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

  The Company's by-laws provide that the size of the Board of Directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the Board of Directors. In the event the shareholders do not fix by resolution the number of directors, the by-laws provide that the number of directors shall be three, subject to increase by resolution of the Board of Directors. The Board of Directors has set the size of the Board at seven. The Proxies granted by the stock holders will be voted at the annual meeting for the election of the seven persons listed below as directors of the Company.

                             NOMINEES FOR DIRECTOR

                                R. Steven Adams
                               William R. Cullen
                               Robert M. Geller
                                Robert J. Lewis
                             Richard C. Jennewine
                              Charles P. Spickert
                                H. Robert Gill

  In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

POTENTIAL RESIGNATION OF DIRECTORS

  On March 19, 1998 the Company executed an Agreement and Plan of Merger (the "DCI Merger Agreement") pursuant to which the Company agreed to acquire Durand Communications, Inc., a California corporation ("DCI"), via a merger of the Company's wholly owned subsidiary, Durand Acquisition Corporation, with DCI (the "DCI Merger"). As consideration for the DCI Merger, the Company will issue up to 971,250 shares of its Common Stock and will acquire 100% of the outstanding shares of common stock, no par value, of DCI. Approval by the Company's shareholders is a condition precedent to the Company's obligation to consummate the DCI Merger. If the issuance of shares of Common Stock is not approved by the shareholders, it is unlikely that the Company will consummate the DCI Merger. The Company anticipates that it will call a special meeting of the shareholders to take place in September 1998 at which the shareholders will consider the issuance of such Common Stock and other matters related to the DCI Merger (the "Special Meeting").

  At the Special Meeting and in connection with the approval of the issuance of such Common Stock to consummate the DCI Merger, the shareholders will be asked to elect to the Board of Directors two persons selected by DCI. Under the terms of the DCI Merger Agreement, the Company agreed to use its best efforts to cause two persons selected by DCI to be elected to the Company's Board of Directors in connection with the consummation of the DCI Merger. The Company anticipates that these two persons will be Andre Durand, founder, President and Chief Executive Officer of DCI and Donald J. Esters, Chairman of the Board of Directors of DCI. If the DCI Merger is approved by the shareholders and DCI's nominees are elected by the shareholders, Mr. Gill and Mr. Spickert have indicated that they will resign from the Board of Directors in order to keep the Board of Directors at its current size of seven persons.

  On June 5, 1998 the Company executed an Agreement and Plan of Merger (the "Skyconnect Merger Agreement") pursuant to which the Company agreed to acquire Skyconnect, Inc., a Colorado corporation ("Skyconnect"), via a merger of the Company's wholly owned subsidiary, Skyconnect Acquisition Corporation, with Skyconnect (the "Skyconnect Merger"). As consideration for the Skyconnect Merger, the Company will issue up to 1,100,000 shares of its Common Stock and will acquire 100% of the outstanding shares of common stock, no par value, of Skyconnect. Approval by the Company's shareholders is a condition precedent to the Company's obligation to consummate the Skyconnect Merger. If the issuance of shares of Common Stock is not approved by the shareholders, it is unlikely that the Company will consummate the Skyconnect Merger. The Company anticipates that it will ask the shareholders to consider the issuance of such Common Stock and other matters related to the Skyconnect Merger at the Special Meeting.

  At the Special Meeting and in connection with the approval of the issuance of such Common Stock to consummate the Skyconnect Merger, the shareholders will be asked to elect to the Board of Directors William R. Becker, the Chairman of the Board of Directors of Skyconnect. Under the terms of the Skyconnect Merger Agreement, the Company agreed to use its best efforts to cause Mr. Becker to be elected to the Company's Board of Directors in connection with the consummation of the Skyconnect Merger. If the Skyconnect Merger is approved by the shareholders and Mr. Becker is elected by the shareholders, Mr. Geller has indicated that he will resign from the Board of Directors in order to keep the Board of Directors at its current size of seven persons.

DIRECTORS, NOMINEES FOR DIRECTOR AND OFFICERS

  The directors, nominees for director, and executive officers of the Company are as follows:

                             DIRECTOR
NAME                     AGE  SINCE                         POSITION
----                     --- -------- ----------------------------------------------------
                                      Chairman of the Board, President and Chief Executive
R. Steven Adams.........  45   1994   Officer
                                      and a Director
William R. Cullen.......  56   1998   Chief Operating Officer and a Director
Thomas S. Plunkett......  45    --    Chief Financial Officer
Robert M. Geller........  45   1995   Secretary and a Director
Keith M. Bennett........  49    --    Senior Vice President--Sales and Tactical Marketing
Gwenael S. Hagan........  37    --    Vice President--Strategic Development
Paul H. Spieker.........  54   1995   Vice President--Technical Operations and a Director
Robert J. Lewis.........  67   1995   Director
H. Robert Gill..........  61   1996   Director
Richard C. Jennewine....  59   1996   Director
Charles P. Spickert.....  44   1997   Director

  R. STEVEN ADAMS, founder of the Company, has served as President, Chief Executive Officer and a director since the Company's incorporation in March 1994. From 1985 to 1994, Mr. Adams was President-Sheridan Hotel Management, a full service hotel management company. Mr. Adams was the creator and founder of HotelNet, which was an online information system for the hospitality industry. Mr. Adams' experience includes software development, personal computer manufacturing and management of online information systems.

  WILLIAM R. CULLEN, has served as Chief Operating Officer and a director since March 1998. From May 1997 to March 1998, Mr. Cullen worked as a consultant to the businesses in the cable industry. From April 1994 to May 1997, Mr. Cullen was Chairman and CEO of Access Television Network, Inc., a privately held company specializing in providing paid programming to local cable systems. From January 1992 to March 1994, Mr. Cullen was President and CEO of California News Channel, a programming project of Cox Cable Communications. From July 1984 to December 1991, Mr. Cullen was employed by United Artist Cable Corporation (and its predecessor United Cable Television Corp.) as Vice President of Operations and President of its subsidiary United Cable of Los Angeles, Inc., and as its Senior Vice President of the Southwest Division. Prior to joining United Artist Cable Corporation, Mr. Cullen was President of Tribune Company Cable of California, Inc. and CEO of its United-Tribune Cable of Sacramento joint venture, served as a top financial officer of three companies, and worked in banking.

  THOMAS S. PLUNKETT, has served as Vice President-Chief Financial Officer of the Company since October 1996. From 1995 to 1996 Mr. Plunkett was the Vice President of Business Management at Maxtor Corporation, a manufacturer of disk drives. From 1994 to 1995 Mr. Plunkett was the Vice President of Operations for Hi-Tech Manufacturing, an electronic manufacturing services company. From 1992 to 1994 he was a Controller at Conner Peripherals, a manufacturer of disk drives. From 1989 to 1992, Mr. Plunkett served as Vice President and C.F.O. of Discovery Technologies, a manufacturer of high resolution medical image transmission equipment. Prior to joining Discovery Technologies, Mr. Plunkett held various senior operations and financial management positions with Miniscribe Corporation from 1982 to 1989.

  ROBERT M. GELLER, has been a director and corporate secretary of the Company since May 1995. He also served as Vice President-Chief Financial Officer of the Company on a one-half time basis from May 1995 to October 1996. Mr. Geller currently provides consulting services to the Company on a one-half time basis. From 1986 to the present, Mr. Geller has been President of The Growth Strategies Group, a consulting company specializing in board and executive services for emerging growth companies. Mr. Geller is a director of Renaissance Entertainment Corporation, a publicly held owner and operator of renaissance fairs; and Armanino Foods of Distinction, Inc., a publicly held producer of Italian foods.

  KEITH M. BENNETT, joined the Company in April 1998 as Senior Vice President-Sales and Tactical Marketing. From December 1997 to April 1998 and from April 1996 to February 1997, Mr. Bennett worked as a consultant to new and emerging companies in the telecommunications industry to assist them in establishing their products and services in the marketplace. From February 1997 to December 1997, Mr. Bennett was Vice President of North American Sales for Intergram International, a global provider of digital messaging products and services, responsible for developing and implementing all sales and marketing strategies. From May 1993 to April 1996, Mr. Bennett was Director of Sales and Customer Service with U S WEST, MRG and was responsible for new product market launches with an emphasis on sales, customer service, and marketing.

  GWENAEL S. HAGAN, joined the Company in January 1998 as Vice President of Strategic Development. From June 1996 to January 1998. Mr. Hagan served as Vice President of New Business Development with International Channel, a cable television network, where he was responsible for new revenue opportunities, both domestically and internationally, and developing and implementing strategies to increase revenue and position International Channel for growth via evolving digital cable and satellite platforms. From December 1994 to June 1996, Mr. Hagan served as the Internet Marketing Manager for Microsoft's western region. His work with Microsoft encompassed competitive strategy development, sales resource allocation, presentations and public relations. From March 1994 to December 1994, Mr. Hagan worked with Missing Link Communications, Inc. , a developer of television programs to assist computers in buying personal computers. At Missing Link, Mr. Hagan was responsible for programming concepts and establishing alliances. Prior to that time, Mr. Hagan spent 11 years with Jones International, Ltd., a cable television operator and television network development company.

  PAUL H. SPIEKER, has been Vice President-Technical Operations and a director of the Company since February 1995. From 1992 to 1994 Mr. Spieker was President of Business Regulatory Coalition-Colorado, a public affairs company responsible for policy formulation and activities primarily dealing with regulatory matters representing companies before the Colorado Public Utilities Commission. From 1991 to 1994, he was a private consultant primarily for businesses in voice and data communications. From 1990 to 1991, Mr. Spieker was President of Developers Cable Construction, a startup company providing contract construction services for residential developers and local telephone and cable companies. From 1987 to 1990, Mr. Spieker was employed by Volt Information Sciences, Inc., a New York based telecommunications company. Mr. Spieker was employed by U S WEST Communications, Inc. and its predecessor from 1966 to 1987 and served in several senior management capacities, including the head of the strategic business unit which served large telephone customers in a seven state territory.

  ROBERT J. LEWIS, has been a director of the Company since February 1995. Mr. Lewis retired in October 1995 after having spent 37 years in the cable television industry as an owner and developer of cable systems and senior executive with several cable television companies. From 1987 until his retirement, Mr. Lewis was employed by TCI Telecommunications, Inc. ("TCI"), one of the largest cable television companies in the United States. Mr. Lewis served as a Senior Vice President of TCI from 1991 to 1993 and as a Senior Advisor to TCI from 1993 until his retirement.

  H. ROBERT GILL, has been a director of the Company since August 1996. From April 1996 to the present, Mr. Gill has been the President of The Topaz Group, a consulting company offering board of director services to high technology, emerging growth, public and private corporations. From March 1995 to March 1996, Mr. Gill was the Senior Vice President and President, Enhanced Products Group for Frontier Corporation, a telecommunications company. From January 1989 to March 1995 he was President, Chief Executive Officer and a director or Confer-Tech International, Inc. Mr. Gill is a director of TOPRO, Inc., a systems integration company offering equipment and services to a variety of growth manufacturing industries; QualMark Corporation, a provider of accelerated life testing equipment and services; MOSAIX, Inc., a marketer of inbound and outbound call center systems and services; and Spatial Technologies, Inc., a developer and marketer of three dimensional modeling software for CAD applications.

  RICHARD C. JENNEWINE, has been a director of the Company since November 1996. From September 1995 to the present, Mr. Jennewine has been President-International Operations and Regional Manager-Western Operations for Computer Aid, Inc. a leader in strategic outsourcing and information services consulting. From December 1991 to February 1995, Mr. Jennewine served as the Senior Vice President of the CONCORD Group, a privately held entrepreneurial group of 40 international enterprises. From January 1994 to February 1995, he served as the President of the Concord Trading Corporation, a company focusing on trading and business ventures in Asia, Russia, the Middle East and South America. Prior to these positions, Mr. Jennewine spent 26 years with IBM Corporation, including startup operations in mainland China. Mr. Jennewine is a director of Easter Seals of Colorado and is a member of the Corporate Management Committee of Computer Aid, Inc.

  CHARLES P. SPICKERT, has been a director since April 1997. Mr. Spickert founded Medical Education Collaborative ("MEC"), a non-profit medical education organization, in March 1988 and currently serves as MEC's President and Chief Executive Officer. From June 1990 to July 1992 Mr. Spickert also served as the President and Chief Operating Officer of HealthWatch, Inc., a developer and manufacturer of medical supplies and devices. Prior to these positions, Mr. Spickert held marketing and sales management positions with Allertech, a provider of allergy products and services; International Medical Corporation, a manufacturer of cardiovascular devices and supplies; and Becton Dickinson, a provider of microbiology equipment and supplies.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  Messrs. Gill and Jennewine are the current members of the Audit Committee of the Board of Directors. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee annually reviews the qualifications and engagement of the Company's independent accountants, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

  Messrs. Geller, Lewis and Adams are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company.

  During fiscal 1997, the Board of Directors met nine times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the Board of Directors and meetings of committees of the Board of Directors on which such director serves. During fiscal 1997, the Audit Committee and the Compensation Committee each met once. The Board of Directors does not have a standing nominating committee.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                            EXECUTIVE COMPENSATION

  The following table summarizes the annual compensation paid by the Company during fiscal years ended December 31, 1995, 1996, and 1997 to R. Steven Adams, the Chief Executive Officer of the Company as of December 31, 1997 and the executive officers of the Company, other than Mr. Adams, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1997.

                          SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                        ANNUAL COMPENSATION     COMPOSITION
                                        -------------------- ------------------
                                         SALARY  BONUS OTHER     SECURITIES
NAME AND PRINCIPAL POSITION        YEAR    $       $     $   UNDERLYING OPTIONS
---------------------------        ---- -------- ----- ----- ------------------
R. Steven Adams................... 1997 $120,217   --    --          --
 President, Chief Executive        1996 $110,217   --    --          --
 Officer and Director              1995 $ 69,000   --    (1)         --
Thomas S. Plunkett (2)............ 1997 $103,642   --    --        85,000(3)
 Chief Financial Officer           1996 $ 17,641   --    --        60,000
                                   1995    --      --    --          --

--------
(1) On January 1, 1995, the Company issued 480,000 shares of Common Stock issued to Mr. Adams, as the founder and promoter of the Company, for a nominal value ($100). Mr. Adams has also purchased other Common Stock from the Company at fair market value as determined by the Board of Directors.

(2)  Mr. Plunkett was hired as Chief Financial Officer in October 1996.

(3) Includes options for the purchase of 60,000 shares of Common Stock initially granted to Mr. Plunkett on October 4, 1996 but repriced by the Company's Board of Directors on May 20, 1997.

STOCK OPTIONS

  The following tables summarize the stock option grants and exercises during fiscal 1997 to or by the named executive officers and the value of all options held by the named executive officers as of December 31, 1997.

           OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 1997

                                             PERCENT OF TOTAL OPTIONS
                         NUMBER O SECURITIES   GRANTED TO EMPLOYEES   EXERCISE
                         UNDERLYING OPTIONS  DURING FISCAL YEAR ENDED   PRICE   EXPIRATION
NAME                           GRANTED          DECEMBER 31, 1997     ($/SHARE)    DATE
----                     ------------------- ------------------------ --------  ----------
R. Steven Adams.........            0                  $  0              --         --
Thomas S. Plunkett......       75,000(1)                               $1.63     5/20/04
                               15,000(2)                               $1.63     5/20/02
                               ------
                               90,000                  9.7%(3)

--------
(1) Includes options for the purchase of 60,000 shares and 15,000 shares, respectively, that were originally granted on October 4, 1996 and January 9, 1997, respectively, at exercise prices of $3.88 and $3.38, respectively. These options were repriced by the Board of Directors of the Company on May 20, 1997. Each of these options was initially exercisable in one-third increments on the 12th, 24th, and 36th month after the date of grant. In connection with the repricing of these options, the vesting of the options was delayed for six months such that each of these options is now exercisable on the 18th, 30th, and 42nd months after the date of the original grant.

(2)  This option was exercisable in full immediately upon grant.

(3) All options repriced by the Board of Directors during the fiscal year ended December 31, 1997 (but which were originally granted during a prior fiscal year) are deemed to have been granted during the fiscal year ended December 31, 1997 for the purpose of calculating such percentage.

  AGGREGATED OPTION EXERCISES DURING FISCAL YEAR ENDED DECEMBER 31, 1997 AND
                      OPTION VALUES AT DECEMBER 31, 1997

                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                UNDERLYING OPTIONS AT    IN-THE-MONEY OPTIONS AT
                                                  DECEMBER 31, 1997         DECEMBER 31, 1997
                                              ------------------------- -------------------------
                           SHARES
                          ACQUIRED    VALUE
NAME                     ON EXERCISE REALIZED EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                     ----------- -------- ------------------------- -------------------------
R. Steven Adams.........      --        --               --                        --
Thomas S. Plunkett......       0       $ 0          15,000/75,000          $73,050/$365,250(1)

--------
(1) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $6.50, the closing bid price per share on December 31, 1997.

REPRICING OF STOCK OPTIONS

  On May 20, 1997 the Board of Directors of the Company approved the repricing of stock options that had been previously granted to certain employees, directors and consultants of the Company including Thomas S. Plunkett, Chief Financial Officer. The Board of Directors decision to reprice such options was based on its view that such options are an integral part of the Company's compensation to such individuals. All of such options were repriced either at $1.63, the market price of the stock on May 20, 1997, or at a price greater than $1.63.

BOARD OF DIRECTOR COMPENSATION

  The Board of Directors of the Company do not receive cash compensation for their services as directors of the Company, but they are reimbursed for their reasonable expenses in attending meetings of the Board of Directors. During fiscal 1997, the Company compensated Robert M. Geller, Robert J. Lewis, H. Robert Gill, Richard C. Jennewine and Charles P. Spickert for their services as consultants.

                             CERTAIN TRANSACTIONS

  During 1995, the Company leased $50,000 of equipment (the "Equipment Lease") from a partnership whose partners include Robert M. Geller, an officer and director of the Company. The three year capital lease has an effective annual interest rate of 14.9%. The Company granted Mr. Geller a five-year warrant to purchase 5,000 shares of Common Stock at an exercise price of $0.50 per share in connection with the Equipment Lease.

  During November 1997, the Company licensed its MD Gateway Web site and related equipment and software to Medical Education Collaborative, a nonprofit company formed by Charles P. Spickert, a director of the Company. The Company licensed MD Gateway to MEC in connection with the Company's strategic decision to focus its activities on non-healthcare related activities. The license agreement provides that MEC will pay OSS a license fee of 35% of revenues in excess of certain MEC expenses related to MD Gateway services.

  The Company's principal offices are located in a building managed by Sheridan Management Company and owned by one of its affiliates. R. Steven Adams' spouse is a vice president of Sheridan Management Company. The current base monthly rental is $18,209.

  The Company believes that the transactions summarized above are on terms no less favorable than could be obtained from unaffiliated third parties. The Board of Directors has determined that any transactions with officers, directors or principal shareholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The Board of Directors will obtain independent counsel or other independent advice to assist in that determination.

                                  PROPOSAL 2:
     AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
                          AUTHORIZED SHARES OF STOCK

  Under the Company's current Articles of Incorporation, the Company has authority to issue 15,000,000 shares of capital stock of which 10,000,000 shares are authorized shares of Common Stock, no par value, and 5,000,000 shares are authorized shares of Preferred Stock, in such series and classes and with such par value, rights, preferences, and limitations as the Board of
Directors may designate. As of July 2, 1998           shares of Common Stock
were issued and outstanding, 267,500 shares of 10% Preferred Stock were issued and outstanding, and 3,000 shares of 5% Preferred Stock were issued and outstanding. Proposal 2 recommends to the shareholders an amendment to the Company's Articles of Incorporation that would increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares and thereby increase the number of authorized shares of capital stock of the Company from 15,000,000 shares to 25,000,000 shares. The Board of Directors has unanimously approved the amendment contained in Proposal 2. Attached hereto as Appendix A is copy of the proposed amendment to the Articles of Incorporation.

  The Board of Directors considers Proposal 2 to be in the best interests of the Company and its shareholders. Although the Company's currently authorized shares are adequate to cover the proposed acquisitions of Durand Communications, Inc. and Skyconnect, Inc. (see "Proposal 3: Sales of Company's Securities--Background"), the Board of Directors believes it is necessary to increase the authorized shares to enable the Company to raise the capital required to fund anticipated operations and to pursue additional acquisitions. The Company has no plans or agreements for any other acquisitions. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of Directors, including, among others, stock splits, stock dividends, acquisitions, financings and other corporate purposes. The Board of Directors believes that the availability of the additional shares of Common Stock for such purposes without delay or the necessity for a special shareholders' meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise. Currently, the rules of the Nasdaq SmallCap Market, on which the Company's Common Stock is listed, prohibit the Company from issuing shares of its Common Stock without shareholder approval for such issuance, if the issuance, among other things,
(i) would result in a change of control of the Company, (ii) in connection with an acquisition of the stock or assets of another company, would result in the newly issued stock having voting power equal to or in excess of 20% of the voting power outstanding before the issuance or (iii) in connection with a transaction other than a public offering, is at a price less than the greater of book or market value and equals 20% or more of the voting power outstanding before the issuance. It is possible that shares of Common Stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares presently held. Furthermore, shares of Common Stock could be issued to deter or prevent a hostile takeover of the Company even though such a transaction was favored by the holders of the requisite number of the then outstanding Common Stock, 10% Preferred Stock, 5% Preferred Stock, and any other Preferred Stock which the Company may issue in the future. The Board of Directors has no present intention to issue shares of Common Stock to deter or prevent such a transaction and is not currently aware of any attempt to takeover the Company.

  The additional Common Stock to be authorized by the adoption of Proposal 2 would have rights identical to the currently outstanding Common Stock of the Company. The adoption of Proposal 2 and the issuance of Common Stock authorized thereby would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of outstanding shares of the Company's Common Stock. Any future issuance of Common Stock will be subject to the rights of holders of any outstanding shares of the 10% Preferred Stock, the 5% Preferred Stock, and any other Preferred Stock which the Company may issue in the future.

RESOLUTION AND VOTE REQUIRED FOR PROPOSAL 2

  The following resolution will be submitted for approval at the Annual
Meeting:

    "RESOLVED, That ARTICLE III of the Articles of Incorporation of Online System Services, Inc., as heretofore amended, be further amended by deleting the first two sentences thereof in their entirety and substituting therefore the language set forth on Appendix A attached hereto."

  The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock, the 10% Preferred Stock, and the 5% Preferred Stock voting together as a single class, present or represented at the meeting and entitled to vote on Proposal 3, is required to approve Proposal 2.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK.

                                  PROPOSAL 3:
                       SALES OF THE COMPANY'S SECURITIES

BACKGROUND

  OSS' business development strategy requires substantial capital to fund capital expenditures and operating expenses required to rapidly expand the Company's i2u products and services to support additional broadband operators in future markets and to market and provide the Company's products and services to a growing number of potential subscribers of the broadband operators who partner with the Company. As a result, the Company expects to incur additional substantial operating and net losses in fiscal 1998 and possibly for one or more fiscal years thereafter. The Company believes it currently has sufficient working capital to fund operations to September 1998.

  The market for high-speed Internet access is in the formative stage. OSS believes it is important that the Company continue its high-level of business development expenditures in order to establish OSS as a leading provider of Internet products and services to broadband operators during this early stage in the market's development. OSS believes that the first companies to gain significant market presence will have a competitive advantage as the market for these products and services grows and matures. Since revenues from operations during this early state of OSS' business development will not be adequate to support anticipated expenditures, OSS belives it is important for the Company to be able to raise additional capital through the sale of its Common Stock and securities convertible into shares of Common Stock.

  On February 24, 1998, the Company entered into a Letter of Intent ("LOI") for a proposed public offering of from $15-20,000,000 worth of the Company's Common Stock (the "Public Offering"). When the LOI was executed, OSS expected to complete the Public Offering during late July or early August 1998. Prior to the preparation of the offering documents for the Public Offering, OSS and Skyconnect, Inc. ("Skyconnect") entered into discussions regarding the acquisition of Skyconnect by OSS. On June 5, 1998, OSS and Skyconnect entered into an Agreement and Plan of Merger pursuant to which Skyconnect would be merged into a wholly-owned subsidiary of OSS. The proposed acquisition of Skyconnect, as well as the proposed acquisition by OSS of Durand Communications, Inc. ("DCI"), are subject to, among other things, approval by the shareholders of OSS. Management currently expects that a special meeting (the "Special Meeting") of the Company's shareholders will be held during September 1998 to consider both the Skyconnect and DCI acquisitions.

  In view of the proposed acquisitions, management determined that it was not feasible to pursue the Public Offering until late in the fall of 1998 or early 1999. For this reason, management believes the Company needs to obtain additional working capital now from other sources in order to fund operations. On May 22, 1998, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which it sold 3,000 shares of the Company's 5% Convertible Preferred Stock ("5% Preferred Stock") for
$3 million. The Securities Purchase Agreement also provided for additional purchases of up to $6 million worth of the Company's Common Stock. The proceeds from the sale of the 5% Preferred Stock are being used to fund the Company's operations. The 5% Preferred Stock was issued in accordance with Colorado law and pursuant to authority conferred upon the Board of Directors of the Company (the "Board") by the Company's stockholders in Article III of the Company's Articles of Incorporation. The Board approved the issuance of the 5% Preferred Stock because the Board believes such issuance was required to fund the Company's operations during the summer of 1998. The Bylaws of The Nasdaq Stock Market ("Nasdaq") which lists the Company's outstanding Common Stock, requires stockholder approval of the issuance, other than in a public offering, of common stock or securities convertible into common stock if such common stock has or would have upon issuance voting power in excess of 20% of the voting power outstanding before such issuance. Since it is possible that the total number of shares of the Company's Common Stock issuable upon conversion of the 5% Preferred Stock and sold pursuant to the $6 million purchase commitment could exceed 20% of the Company's currently outstanding shares of Common Stock, it is necessary for the Company to obtain stockholder approval of at least the $6 million purchase commitment portion of this financing arrangement in order for the Company's Common Stock to continue to be listed on the Nasdaq SmallCap Market.

  While the $6 million purchase commitment may be sufficient to fund operations until the Public Offering, such funds do not provide the capital required to enable the Company to vigorously pursue its business development strategy and they are not sufficient to give the Company any flexibility in determining the appropriate timing for the Public Offering. In addition, the availability of such funds is subject to a number of factors which are outside of the Company's control. For these reasons, the Board has determined that it is important for the Company to raise up to $18 million of additional capital through a private placement of its securities to one or a small group of investors (the "Private Placement").

  The Private Placement, if successful, is expected to involve the issuance of shares of the Company's Common Stock or securities convertible into shares of the Company's Common Stock which will exceed 20% of the Company's currently outstanding shares of Common Stock. Therefore, it is necessary for the Private Placement to also be approved by the Company's shareholders in order for the Company's Common Stock to continue to be listed on the Nasdaq SmallCap Market.

  The stockholders of the Company are being asked to approve the issuance of the Company's Common Stock pursuant to the Securities Purchase Agreement (Proposal 3A) and the Private Placement (Proposal 3B), in response to the Nasdaq rules. Approval by a majority of the votes cast with respect to each proposal is required to approve such proposal, provided that there is a quorum for the conduct of business at the Annual Meeting. If the required affirmative vote is not obtained, the Board will need to determine whether it should seek any additional funds from the sale of its securities, notwithstanding that to do so might seriously jeopardize the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market. Because of the importance of maintaining a market for the Company's Common Stock on the Nasdaq SmallCap Market, the Board recommends that the stockholders vote FOR both Proposal 3A and Proposal 3B.

PROPOSAL 3A: ISSUANCE OF COMMON STOCK PURSUANT TO SECURITIES PURCHASE
AGREEMENT

  GENERAL. On May 22, 1998, the Company entered into the Securities Purchase Agreement pursuant to which (i) the Company sold 3,000 shares of 5% Preferred Stock to Arrow Investors LLC ("Arrow") for $3 million; (ii) Arrow agreed, subject to certain conditions, to purchase up to $6 million worth of shares of the Company's Common Stock; and (iii) the Company issued warrants to purchase 100,000 shares of its Common Stock at a warrant exercise price of $16.33 per share. In addition, the Company agreed to file by July 6, 1998, a registration statement with the Securities & Exchange Commission to register the shares of Common Stock issuable upon conversion of the 5% Preferred Stock, the Common Stock issuable pursuant to the $6 million purchase commitment and upon exercise of the Warrants. In the event that such registration statement is not effective, the holders of the securities issued pursuant to the Securities Purchase Agreement are entitled to include shares of Common Stock issued or issuable in connection therewith with other registrations of securities by the Company. EBI Securities, Inc. is entitled to a fee of 8% of the gross proceeds raised in connection with the sale of the Company's securities pursuant to the Securities Purchase Agreement. The description of the terms of the Securities Purchase Agreement contained herein are summaries and do not purport to be complete. A copy of the Securities Purchase Agreement is available from the Company upon written request to: Robert M. Geller, Secretary, Online System Services, Inc., 1800 Glenarm Place, Suite 700, Denver, Colorado 80202.

  The terms of the 5% Preferred Stock provide that if upon conversion of the 5% Preferred Stock and the payment of dividends thereon, the Company has issued 574,281 shares of its Common Stock, then the Company must redeem all of the 5% Preferred Stock which have not previously been converted, unless the shareholders of the Company approve the issuance of shares of Common Stock upon conversion of the 5% Preferred Stock in excess of 574,281 shares. This limitation was included in order to assure that the issuance of the 5% Preferred Stock, plus any shares sold upon exercise of the Warrants, could not result in the issuance of a number of shares which was more than 20% of the Company's outstanding shares of Common Stock at the time of the issuance of the 5% Preferred Stock, without first obtaining shareholder approval. This limitation will not come into effect unless the market price for the Company's Common Stock is less than approximately $6.08 per share at the time that the 5% Preferred Stock is converted. The Board of Directors has proposed that shareholders approve the elimination of the maximum number of shares issuable upon conversion of the 5% Preferred Stock in order to remove any possibility that the Company could incur a cash obligation to redeem a portion of the 5% Preferred Stock should there be a substantial decrease in the market value for the Company's Common Stock.

  Under the terms of the Securities Purchase Agreement, the Company has certain rights to require Arrow to invest up to an additional $6 million in increments ranging from $400,000 (if the average minimum closing bid price for the Company's Common Stock equals or exceeds $8.00 and the average trading volume equals or exceeds $300,000 for the ten trading days prior to the Company's exercise of such right) up to $1 million (if the average minimum closing bid price for the Company's Common Stock equals or exceeds $11.00 and the average trading volume equals or exceeds $600,000 for the ten trading days prior to the Company's exercise of such right) in exchange for the issuance of additional shares of the Company's Common Stock to Arrow. The purchase price for such stock will be 86% of the lowest closing bid price of the Company's Common Stock during the ten trading days prior to the date of each such purchase. The Company may exercise this option only if the issuance of such Common Stock has been approved by the Company's shareholders. The Board of Directors recommends approval of this portion of the Securities Purchase Agreement so that the Company will have the ability to raise additional working capital with minimal time constraints if required to fund operations.

  SUMMARY OF TERMS OF 5% PREFERRED STOCK. The following is a summary of the rights, privileges and preferences of the 5% Preferred Stock. This summary is qualified in its entirety be reference to the terms of the 5% Preferred Stock attached hereto as Appendix B.

  Voting. Each share of 5% Preferred Stock entitles the holder thereof to cast the number of votes equal to the number of whole shares of Common Stock into which the 5% Preferred Stock held by such holder are convertible immediately after the close of business on the record date fixed for meeting at which the vote is to be taken.

  Dividends. The cumulative noncompounded dividend on the 5% Preferred Stock is 5% per annum based on the stated value of $1,000 per share, payable as permitted by law, at the option of the Company, in cash or Common Stock upon the earlier of (i) the redemption or conversion of the 5% Preferred Stock or
(ii) the liquidation of the Company. No dividends may be paid on the Common Stock unless all unpaid dividends on the 5% Preferred Stock are first declared and paid. Dividends on the 5% Preferred Stock are equal in preference to any dividends declared on the 10% Preferred Stock.

  Redemption and Conversion. The 5% Preferred Stock may be redeemed, in whole or in part, by the Company at any time prior to September 19, 1998 for a price per share equal to (i) $1,000 plus all accrued but unpaid dividends divided by the Conversion Price (defined below) as of the date on which the notice of redemption of the 5% Preferred Stock is given by the Company multiplied by
(ii) the average per share closing bid price of the Common Stock for the five trading days immediately preceding such date. Each share of the outstanding 5% Preferred Stock is convertible, at any time at the election of the holder thereof, into the number of shares of Common Stock equal to $1,000 divided by the lesser of (i) $16.33 or (ii) 86% of the average per share closing bid price of the Common Stock for the five trading days immediately preceding the date on which the holder thereof elects to convert such 5% Preferred Stock. If the Company elects to redeem the 5% Preferred Stock, the Company shall give at least ten days notice to the holders of the 5% Preferred Stock of the Company's intent to redeem such 5% Preferred Stock. Upon the giving of such notice by the Company, the holders of the 5% Preferred Stock shall not thereafter be entitled to convert the 5% Preferred Stock into shares of Common Stock unless a notice of conversion relating to such 5% Preferred Stock has previously been submitted. Upon any conversion of the 5% Preferred Stock the Company will have the option to pay the accrued but unpaid cumulative dividend on the 5% Preferred Stock either (i) in cash or (ii) by issuing additional shares of Common Stock calculated by adding the amount of the accrued but unpaid dividend into the $1,000 stated value set forth in the formula above.

  Preemptive Rights. A holder of the 5% Preferred Stock has no preemptive rights to subscribe for any additional shares of any class of stock of the Company or for any issue of bonds, notes or other securities convertible into any class of stock of the Company.

  Liquidation Preference. In the event of a liquidation, dissolution or winding-up of the Company, whether voluntary or otherwise, after payment of the debts and other liabilities of the Company, the holders of the 5% Preferred Stock will be entitled to receive from the remaining net assets of the Company, before any distribution to the holders of the Common Stock, the amount of $1,000.00 per share of 5% Preferred Stock in cash plus payment of all accrued but unpaid dividends. The liquidation preference on the 5 % Preferred Stock is equal in preference to the liquidation preference on the 10% Preferred Stock. Thereafter, holders of the 5% Preferred Stock shall be entitled to share in any distributions made to the holders of the Common Stock as if each share of 5% Preferred Stock was converted (pursuant to the formula set forth above) into the number of shares of Common Stock into which it is convertible immediately prior to the close of business on the business day fixed for such distribution.

  RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS. The Board considers Proposal 3A to be in the best interests of the Company and its shareholders. The issuance of the 5% Preferred Stock was based on the Board's belief that the funds obtained in connection with the issuance of such 5% Preferred Stock were necessary to provide the Company with working capital to sustain its operations through the summer of 1998. The Board believes that the Company's ability to require Arrow to invest up to an additional $6,000,000 into the Company is necessary to provide the Company with flexibility to finance its operations beyond September 1998, even if the proposed funding described in Proposal 3B below is successful. Any proceeds received by the Company upon the exercise of its right to require Arrow to make an additional investment in the Company will be used for general working capital purposes. Further, the Board believes it is important to remove the limitation on the number of shares of Common Stock which may be issued upon conversion of the 5% Preferred Stock in order to eliminate the contingent liability which exists for the potential redemption of the 5% Preferred Stock which could be required in the event of a significant decrease in the market value for the Company's Common Stock.

  The additional Common Stock which could be issued pursuant to Proposal 3A would have rights identical to the currently outstanding Common Stock of the Company. The adoption of Proposal 3A and the issuance of Common Stock authorized thereby would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of outstanding shares of the Company's Common Stock. Any future issuance of Common Stock will be subject to the rights of holders of any outstanding shares of the 10% Preferred Stock and the 5% Preferred Stock and any other Preferred Stock which the Company may issue in the future.

  RESOLUTION AND VOTE REQUIRED FOR PROPOSAL 3A. The following resolution will be submitted for approval at the Annual Meeting:

    "RESOLVED, That for purpose of satisfying Rule 4310(c)(25)(H) of The Nasdaq Stock Market, Inc., which requires that certain sales of the Company's securities be approved by shareholders for the Company's Common Stock to continue to be listed on the Nasdaq SmallCap Market, the shareholders of the Company hereby approve the issuance of the Company's Common Stock in connection with the terms of the Securities Purchase Agreement dated May 22, 1998, between OSS and Arrow Investors LLC, including the elimination of the limit of 574,281 shares as the maximum number of shares of Common Stock issuable upon conversion of the 5% Preferred Stock and in connection with the payment of dividends thereon.

  The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock, 10% Preferred Stock and the 5% Preferred Stock voting together as a single class, present or represented at the meeting and voting on Proposal 3A, is required to approve Proposal 3A.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3A.

PROPOSAL 3B: ISSUANCE OF COMMON STOCK IN CONNECTION WITH PROPOSED PRIVATE PLACEMENT.

GENERAL. As indicated above, the Board believes that OSS should raise up to $18 million of additional capital to fund operations prior to the Public Offering. The Company has discussed with a number of investment banking firms the terms upon which they would be willing to raise additional capital for OSS. However, as of the date of this Proxy Statement, the Company has not entered into any agreement or understanding with any such firm for an offering of the Company's securities. Since each of the proposals would result in the issuance of a number of shares of the Company's Common Stock equal to more than 20% of the Company's currently outstanding shares of Common Stock, it will be necessary for such funding to be approved by the Company's shareholders in order for the Company's Common Stock to continue to qualify for listing on the Nasdaq SmallCap Market. OSS anticipates that prior to the Annual Meeting of Shareholders, it will enter into an agreement with one of the firms and will have commenced the offering. In order to expedite the ability to close any such financing and to avoid the expense and need to have the funding approved at a subsequent meeting of the Company's shareholders, the Board has decided to request that shareholders approve the funding in advance of the Company's selection of a particular firm and investment terms. For this approval, if given, to be effective, the terms of the financing must be on terms at least as favorable to the Company as the following:

                          TERMS OF PROPOSED FINANCING

Securities Offered        OSS Common Stock, no par value. Shares to be offered
                          and sold
                          pursuant to an exemption from the registration
                          requirements of the Securities Act of 1933

Maximum number of shares
 to be sold               2,500,000

Transfer Restrictions     Transfer of shares must be in accordance with Rule 144
                          promulgated by the Securities and Exchange Commission.
                          Rule 144 limits transfer for at least one year after
                          purchase unless the transfer is registered pursuant to
                          the Securities Act of 1933 or pursuant to an exemption
                          from registration under the act.

Registration Rights       Shares will be subject to "piggyback" registration
                          rights during
                          first year whereby holders will have the ability to
                          include shares in any registration statement filed by
                          the Company. If no registration statement is filed
                          within the first year, the holders would have right to
                          demand the filing of one registration statement
                          pursuant to the Securities Act of 1933 for the sale of
                          their shares.

Price                     75% or more of the bid price for the Company's Common
                          Stock at
                          either the commencement or closing of the offering, whichever is less.

Expenses of Offering:

 Selling Commissions      10% or less of gross proceeds.
 Fees and Other Expenses  3% or less of gross proceeds.
 Agent's Warrants         10% or less of total number of shares sold; exercise
                          price equal to 120% or more of price at which shares
                          are sold.

  RESOLUTION AND VOTE REQUIRED FOR PROPOSAL 3B. The following resolution will be submitted for approval at the Annual Meeting:

    "RESOLVED, That for purpose of satisfying Rule 4310(c)(25)(H) of The Nasdaq Stock Market, Inc., which requires that certain sales of the Company's securities be approved by shareholders for the Company's Common Stock to continue to be listed on the Nasdaq SmallCap Market, the shareholders of the Company hereby approve the Company's issuance of its Common Stock in connection with the Company's anticipated private offering of Common Stock on terms equal to or better than the terms set forth in the Proxy Statement for the 1998 Annual Meeting of Shareholders

  The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock, 10% Preferred Stock and the 5% Preferred Stock voting together as a single class, present or represented at the meeting and voting on Proposal 3B, is required to approve Proposal 3B.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3B.

                                  PROPOSAL 4:
       AMENDMENT OF ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN

PROPOSED AMENDMENT

  The Board of Directors proposes that the shareholders of the Company approve the amendment to the Online System Services, Inc. 1995 Stock Option Plan (the "1995 Plan") to increase the number of shares of Common Stock that may be issued pursuant to the 1995 Plan from 1,100,000 to 2,500,000. The 1995 Plan was originally adopted by the Board of Directors and the shareholders on March 17, 1995. The features of the 1995 Plan, a copy of which is attached hereto as Appendix C, are summarized below. The affirmative vote of the holders of a majority of the voting power of the shares of Commons Stock, 10% Preferred Stock and 5% Preferred Stock voting together as a single class, present or represented at the meeting and voting on Proposal 4, is required to approve Proposal 4.

SUMMARY OF PLAN

  The 1995 Plan terminates March 17, 2005, unless sooner terminated by action of the Board. The 1995 Plan provides for the grant of options to purchase shares of the Company's Common Stock to officers, directors, employees and consultants. As of July 2, 1998, there were 9 officers, 4 directors, 43 employees and 4 consultants eligible to receive such options. Options granted under the 1995 Plan may have a term of up to ten years. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 1995 Plan. Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify for special tax treatment. No incentive stock options may be granted with a per share exercise price less than the fair market value per share at the date of grant (or 110% of fair market value in the case of optionees who hold 10% or more of the Company's outstanding Common Stock). Under the 1995 Plan, the exercise price of nonqualified stock options may not be less than 85% of the fair market value of the Common Stock on the date of grant. The Board of Directors has adopted a policy of not granting nonqualified stock options with an exercise price less than the fair market value of the Common Stock on the date of grant. Not more than $100,000 in value of incentive stock options under all plans of the Company may vest in any calendar year for any option holder and no incentive stock option may be exercised more than ten years after the date of grant. The 1995 Plan is administered by the Board of Directors and options may be granted at such time and in such amounts as the Board of Directors, in its discretion, determines.

  All of the outstanding options currently held by employees who are not directors and officers of the Company under the 1995 Plan are incentive stock options. Options granted under the 1995 Plan and held by non-employee directors and consultants are nonqualified and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

  As of July 2, 1998 options for the purchase of an aggregate of shares of Common Stock were outstanding under the 1995 Plan, held by 65
persons, with per share exercise prices from $.50 to $     per share and a
weighted average exercise price of approximately $     per share. In addition
an aggregate of             shares of Common Stock have been issued to
persons at an average exercise price of $     upon the exercise of options
granted under the 1995 Plan. The options for the purchase of shares of Common Stock under the 1995 Plan in excess of the 1,100,000 shares currently authorized under the 1995 Plan were granted by the Company subject to shareholder approval of an amendment to the 1995 Plan to increase the number of shares issuable thereunder. If the shareholders do not approve the increase in the number of shares of Common Stock issuable under the 1995 Plan set forth in this Proposal 4, the options granted subject to shareholder approval will automatically convert into nonqualified options granted outside of the 1995 Plan. The only effect of such automatic conversion into a nonqualified option will be to alter the tax treatment (for both the holder thereof and the Company) of those options that were granted as incentive stock options under the 1995 Plan. See "Proposal 4: Amendment of Online System Services, Inc. 1995 Stock Option Plan--Federal Income Tax Consequences." Options granted as incentive stock options subject to shareholder approval include: (i) options for the purchase of 35,000 shares by R. Steven Adams,
(ii) options for the purchase of 19,500 shares by Thomas S. Plunkett , (iii) options for the purchase of 12,000 shares by Gwenael S. Hagan, (iv) options for the purchase of 32,500 shares by Keith M. Bennett and (v) options granted to all employees, excluding executive officers. All other options granted subject to shareholder approval are nonqualified options.

  The following table sets forth, as of July 2, 1998, certain options that have been granted under the 1995 Plan, including options granted subject to shareholder approval, each of which has a term ranging from five to ten years unless earlier terminated as provided in the 1995 Plan.

 STOCK OPTION AWARDS UNDER THE ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION
                                     PLAN

NAME AND POSITION              DATE OF GRANT       NUMBER OF OPTIONS EXERCISE PRICE
-----------------         ------------------------ ----------------- --------------
R. Steven Adams, Presi-
 dent, Chief Executive         Feb. 18, 1998            100,000**        $8.50
 Officer and a nominee
  for director                  June 3, 1998             25,000**       $13.375
Thomas S. Plunkett,
 Chief Financial Officer      October 4, 1996            60,000          $1.63*
                              January 9, 1997            15,000          $1.63*
                                May 20, 1997             15,000          $1.63
                               Feb. 18, 1998             30,000**        $8.50
Robert M. Geller, nomi-
 nee for director              June 13, 1995             25,000          $0.50
                                Dec. 8, 1995             15,000          $0.50
                               Feb. 21, 1996              5,000          $1.63*
                               Feb. 18, 1998             30,000**        $8.50
William R. Cullen, nomi-
 nee for director              Jan. 12, 1998             30,000**        $6.31
                               Mar. 10, 1998            100,000**        $8.25
Robert J. Lewis, nominee
 for director                  Jan. 24, 1996             25,000          $1.25
                               Jul. 29, 1997             10,000          $3.75
                               Feb. 18, 1998             10,000**        $8.50
Richard C. Jennewine,
 nominee for director           Nov. 8, 1996             30,000          $1.63*
                               Jul. 29, 1997             10,000          $3.75
H. Robert Gill, nominee
 for director                   Aug. 15 1996             30,000          $1.63*
                               Jul. 29, 1997             10,000          $3.75
Charles P. Spickert,
 nominee for director           Dec 8. 1995              50,000          $0.50
                               April 4, 1997             15,000          $1.63*
Current Executive Offi-
 cers, as a group
 (5 persons)              June 13, 1995 to present             ***   $1.63 to $
Current Directors, who
 are not also executive
 officers, as a group (5
 persons)                 June 13, 1995 to present             ***   $0.50 to $8.50
Employees, excluding ex-
 ecutive officers,
 as a group (   persons)  June 13, 1995 to present             ***   $0.50 to $

--------

  * Exercise price of $1.63 reflects repricing of the option that occurred on May 20, 1997.

 ** Option granted under the 1995 Plan subject to shareholder approval of an increase in the number of shares issuable under the 1995 Plan. If such increase is not approved by the shareholders, this option will automatically convert into a nonqualified option granted outside of the 1995 Plan.

*** Includes options for the purchase of           ,           , and
               shares by current executive officers (as a group), current directors who are not also executive officers (as a group), and employees excluding executive officers (as a group), respectively, which were granted under the 1995 Plan subject to shareholder approval of an increase in the number of shares issuable under the 1995 Plan. If such increase is not approved by the shareholders, these options will automatically convert into a nonqualified options granted outside of the 1995 Plan.

  The last reported sale price for the Common Stock on the Nasdaq SmallCap
Market on         , 1998 was $       .

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 1995 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

  In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and the Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

  In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

  If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

  Commencing with the Company's 1995 fiscal year, the federal income tax deduction that the Company may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Company's Proxy Statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 1995 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 1995 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although the Company has structured the 1995 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 1995 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ONLINE SYSTEM SERVICES, INC. STOCK OPTION PLAN OF 1995.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with except for the following:

                                                    NUMBER OF   TRANSACTIONS NOT
     NAME OF INDIVIDUAL                       FORM LATE REPORTS TIMELY REPORTED
     ------------------                       ---- ------------ ----------------
     Charles P. Spickert.....................   3        1              1
     Greg Bicket.............................   3        1              1
     Michael S. Murphy.......................   3        1              1
     Vincent D. Bradshaw.....................   3        1              1
     R. Steven Adams.........................   4        1              1
     Richard C. Jennewine....................   4        1              1

                                  PROPOSAL 5:
                       SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has appointed Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 1998. Arthur Andersen LLP served as the independent accountants of the Company for the year ended December 31, 1997. Representatives of Arthur Andersen LLP who are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  From the Company's inception on March 22, 1994 through December 31, 1995 Jones, Jensen & Company served as the independent accountants for the Company. On October 7, 1996, the Company dismissed Jones, Jensen & Company effective October 7, 1996. The reports of Jones, Jensen and Company, regarding the Company's consolidated financial statements since the Company's inception on March 22, 1994 through December 31, 1995, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a qualification in Jones, Jensen and Company's report dated February 9, 1996 concerning the Company's ability to continue as a going concern. The Company's board of directors approved the decision to change independent accountants.

  In connection with the Company's audits since its inception on March 22, 1994 through December 31, 1995 and through October 7, 1996, there have been no disagreements with Jones, Jensen and Company on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jones, Jensen and Company would have caused them to make reference thereto in their reports on the financial statements for such years. On October 7, 1996, the Company engaged Arthur Andersen LLP as its new independent accountants for the fiscal year ended December 31, 1996. Since its inception on March 22, 1994 and through October 7, 1996 the Company did not engage or consult with Arthur Andersen LLP regarding the matters described in Regulation S-B, Item 304(a)(2).

  In the event the holders of the Common Stock do not ratify the appointment of Arthur Andersen LLP, the selection of other independent accountants will be considered by the Board of Directors. The Board of Directors recommends that the holders of the Common Stock vote for ratification of the appointment of Arthur Andersen LLP.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 5 TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders should be received by the President of the Company at the above address no later than February 6, 1999, in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER MATTERS

  The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

  Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Robert M. Geller
                                       Secretary

July     , 1998

                                                                     APPENDIX A

 PROPOSED AMENDMENT TO ARTICLE III OF THE ARTICLES OF INCORPORATION OF ONLINE
                             SYSTEM SERVICES, INC.

Article IV, Section 1 of the Articles of Incorporation of the Corporation is amended and replaced in its entirety to read as follows:

    1. Authorized Shares. The aggregate number of shares that the Corporation has authority to issue is 25,000,000. The shares are classified in two classes, consisting of 20,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, with such par value as the Board of Directors of the Corporation may designate. The Board of Directors of the Corporation is authorized to establish one or more series of Preferred Stock, setting forth the designation of each such series, and fixing the preferences, limitations and relative rights of each such series of Preferred Stock.

                                                                     APPENDIX B

  6. Designation of Preferred Stock. The Corporation shall establish and reserve for issuance from its 5,000,000 authorized shares of Preferred Stock a class of convertible preferred stock consisting of 3,000 shares to be designated as the 5% Preferred Stock (the "5% Preferred Stock"). The 5% Preferred Stock shall have a stated value of the Liquidation Preference (as hereinafter defined). Except as otherwise expressly stated in this Section 6, all shares of the 5% Preferred Stock shall be identical to the shares of 10% Preferred Stock, and the holders of 5% Preferred Stock shall be entitled to the same preferences, limitations and relative rights as the holders of 10% Preferred Stock.

  A. Dividends.

    (1) Holders of the 5% Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at a rate equal to 5% (the "Dividend Rate") of the Liquidation Preference per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), and no more, payable in accordance with the provisions of this Section 6. Notwithstanding the foregoing sentence of this Subsection A(1), in the event the Registration Statement (as hereinafter defined) is not declared effective by the Securities and Exchange Commission (the "Commission") within 90 days following the Initial Closing Date (as defined in that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of May 22, 1998, among the Corporation, the purchasers named therein and West End Capital LLC), then the Dividend Rate shall increase to 18% until the Registration Statement is declared effective; provided, however, that if the Commission conducts a review of the Registration Statement, the Dividend Rate shall not increase unless it is not declared effective by the Commission within 120 days following the Initial Closing Date, at which time the Dividend Rate shall increase to 18% until the Registration Statement is declared effective.

    (2) At the election of the Corporation, each dividend on 5% Preferred Stock shall be paid either in shares of Common Stock or in cash on the Delivery Date (as defined in Subsection H(2)(a) of this Section 6) with respect to any shares of 5% Preferred Stock which are the subject of a Notice of Conversion (as defined in Subsection H(2)(a) of this Section 6). Dividends paid in shares of Common Stock shall be paid (based on an assumed value of $1,000 per share) in full shares only, with a cash payment equal to the value of any fractional shares. Each dividend paid in cash shall be mailed to the holders of record of the 5% Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date. Holders of 5% Preferred Stock will receive written notification from the Corporation or the transfer agent if a dividend is paid in kind, which notification will specify the number of shares of Common Stock paid as a dividend and the recipient's aggregate holdings of Common Stock as of that dividend payment date and after giving effect to the dividend. All holders of shares of Common Stock issued as dividends shall be entitled to all of the rights and benefits relating to shares of Common Stock as set forth in the Corporation's Articles of Incorporation, as amended, and By-laws.

    (3) Holders of the 5% Preferred Stock shall be entitled to payment of any dividends in preference and priority to any payment of any cash dividend on Common Stock or any other class or series of capital stock of the Corporation other than any other class or series of stock ranking senior ("Senior Preferred Stock") to the 5% Preferred Stock in respect of dividends, when and as declared by the Board of Directors of the Corporation. The rights of the holders of 5% Preferred Stock and 10% Preferred Stock to receive any dividends shall be equal in preference and priority. Dividends on the 5% Preferred Stock shall accrue with respect to each share of the 5% Preferred Stock from the date on which such share is issued and outstanding and thereafter shall be deemed to accrue from day to day whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, and shall be cumulative so that if such dividends on the 5% Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and set apart for payment before any dividend shall be paid or declared or set apart for any Common Stock or other class or series of capital stock ranking junior to the 5% Preferred Stock (such stock being collectively referred to herein as the "Junior Stock") and before any purchase or acquisition of any Junior Stock is made by the Corporation, except the repurchase of Junior Stock from employees of the Corporation upon termination of employment. At the earlier of: (1) the redemption or conversion of the 5% Preferred Stock or (2) the liquidation of the Corporation, any accrued but undeclared dividends shall be paid to the holders of record of outstanding shares of the 5% Preferred Stock in accordance with the provisions of this Section 6. No accumulation of dividends on the 5% Preferred Stock shall bear interest.

  B. Liquidation, Dissolution or Winding Up.

    (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the 5% Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Senior Preferred Stock ranking on liquidation prior and in preference to the Preferred Stock, but before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount equal to $1,000 per share of 5% Preferred Stock (the "Liquidation Preference") plus any accrued but unpaid dividends (whether or not declared). The rights of the holders of 5% Preferred Stock and 10% Preferred Stock to receive any such distributions shall be equal in preference and priority. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of shares of the 5% Preferred Stock the full amount to which they shall be entitled, the holders of shares of the 5% Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

    (2) After the payment of all preferential amounts required to be paid to the holders of the 5% Preferred Stock and the 10% Preferred Stock upon the dissolution, liquidation, or winding up of the Corporation, all of the remaining assets and funds of the Corporation available for distribution to its shareholders shall be distributed ratably among the holders of the 5% Preferred Stock and the Junior Stock, with each share of 5% Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock, including fractions of a share, into which such share of 5% Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution.

  C. Voting.

    (1) Each holder of outstanding shares of 5% Preferred Stock shall be entitled, at each meeting of shareholders of the Corporation (and with respect to written consents of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration, to the number of votes equal to the number of whole shares of Common Stock into which the shares of 5% Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Subsection H hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. Except as provided by law, by the provisions of Section J below, or by the provisions establishing any other series of preferred stock, holders of 5% Preferred Stock shall vote together with the holders Common Stock as a single class.

    (2) The holders of the 5% Preferred Stock shall not be entitled to any rights of cumulative voting with respect to their shares.

  D. Preemptive Rights. No holder of Preferred Stock shall have any preemptive or similar right to acquire any additional unissued or treasury shares of stock or securities of any class or rights, warrants or options to purchase stock or scrip or securities in any kind, including shares or securities convertible into shares or carrying stock purchase warrants or privileges.

  E. Other Securities. Subject to any limitations contained in these Articles of Incorporation, the Board of Directors of the Corporation reserves the right to establish additional classes and/or series of capital stock of the Corporation and to designate the preferences, limitations and relative rights of any such classes and/or series; provided, however, that no such class and/or series may have preferences, limitations and relative rights which are superior to or senior to the preferences, limitations and relative rights granted to the holders of the 5% Preferred Stock.

  F. Capital Reorganization. If the Corporation shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, declare a dividend payable in Common Stock, or in case of any capital reorganization or reclassification of the shares of Common Stock of the Corporation, the number of shares of the 5% Preferred Stock and the stated value of the 5% Preferred Stock shall be adjusted appropriately to allow the holders of the 5% Preferred Stock, as nearly as reasonably possible, to maintain (i) the aggregate stated value of the 5% Preferred Stock and (ii) their pro rata interest in the Corporation and in the Common Stock upon conversion of the 5% Preferred Stock, that each holder had prior to any such subdivision, combination, stock dividend, reorganization or reclassification.

  G. Optional Redemption

    (1) At any time within the 120 days following the Initial Closing Date, the Corporation may, at its option, redeem all or any portion of the shares of 5% Preferred Stock then outstanding upon not less than ten (10) days' notice at a redemption price per share equal to (A) the quotient of (i) the Liquidation Preference per share of 5% Preferred Stock plus all accrued but unpaid dividends on such shares of 5% Preferred Stock and (ii) the Conversion Price as if the 5% Preferred Stock has been converted on the 5% Preferred Stock Redemption Date (as hereinafter defined) multiplied by (B) the average Closing Bid Price (as hereinafter defined) of shares of Common Stock for the five (5) trading days immediately preceding the 5% Preferred Stock Redemption Date. Notwithstanding the foregoing, a redemption shall not occur pursuant to this Subsection G(1) with respect to any 5% Preferred Stock for which a holder has previously submitted a Notice of Conversion pursuant to Subsection H of this Section 6. For purposes of this Section 6, the term "Closing Bid Price" means, for any security as of any date, the closing bid price on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, L.P. ("Bloomberg") or, if applicable, the closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price of the Common Stock cannot be calculated on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as mutually determined by the Corporation and holders of a majority of the outstanding shares of 5% Preferred Stock being converted for which the calculation of the Closing Bid Price is required in order to determine the Conversion Price of such shares. "Trading day" shall mean any day on which the Corporation's Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

    (2) Upon receipt of a notice given pursuant to Subsection G(1), each holder of 5% Preferred Stock shall accept its ratable portion (based on its holdings of 5% Preferred Stock as compared to the aggregate number of shares of 5% Preferred Stock then outstanding) of such offer by tendering such holder's shares to the Corporation for redemption, at an address to be set forth in such notice, at any time prior to 5:00 p.m. New York time on the 11th day following the mailing of such notice (the "5% Preferred Stock Redemption Date"). Upon receipt of a notice given pursuant to Subsection G(1) of this Section 6, the 5% Preferred Stock which is the subject of such notice may not thereafter be converted in accordance with Subsection H(1)(a) of this Section 6, unless a Notice of Conversion relating to such 5% Preferred Stock had previously been submitted. Within three (3) business days after the 5% Preferred Stock Redemption Date, the Corporation shall remit the applicable redemption price, calculated pursuant to Subsection G(1) of this Section 6, by wire transfer to each holder of the 5% Preferred Stock to the most recent address of each holder as set forth on the records of the Corporation or its transfer agent.

    (3) Any shares of 5% Preferred Stock redeemed pursuant to this Subsection G or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of the Corporation's capital stock.

  H. Conversion.

    (1) Subject to Subsection G(2) of this Section 6, the holders of the 5% Preferred Stock shall have conversion rights as follows (the "5% Preferred Stock Conversion Rights"):

      (a) Each share of 5% Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000, plus the amount of any accrued and unpaid dividends the Corporation elects to pay in Common Stock, by the Conversion Price in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of 5% Preferred Stock without the payment of additional consideration by the holder thereof (the "Conversion Price") shall be the lower of (i) $16.33 or (ii) 86% of the average Closing Bid Price of the shares of Common Stock for the five (5) trading days immediately preceding the 5% Preferred Stock Conversion Date (as hereinafter defined).

      (b) At any time that the number of shares of Common Stock issued (A) upon conversion of the 5% Preferred Stock and (B) in lieu of dividend payments on the 5% Preferred Stock, shall equal 574,281 (a "Common Stock Redemption Event"), the Corporation shall (x) redeem, at a price determined in accordance with Subsection G(1) of this Section 6, all of the outstanding 5% Preferred Stock in accordance with the provisions of Subsection G(2) or (y) call a special meeting of its shareholders for the purpose of approving the transactions contemplated by the Securities Purchase Agreement, including the issuance of the 5% Preferred Stock on the terms set forth therein, together with any other approvals that shall be required so as to cause the transactions contemplated by the Securities Purchase Agreement to remain in compliance with the Rules and Regulations of The Nasdaq Stock Market (including Rule 4320 of Nasdaq's Non-Qualitative Designation Criteria in connection with conversions of 5% Preferred Stock; such approvals are referred to herein as the "Required Approvals"). The Corporation shall determine within five (5) business days following the receipt of a Notice of Conversion which of such actions it shall take, and shall promptly furnish notice to each of the holders of 5% Preferred Stock as to such determination, including, if applicable, a notice of redemption. In no event shall the Corporation issue shares of Common Stock upon conversion of, or in lieu of interest payments on, the 5% Preferred Stock, after the occurrence of a Common Stock Redemption Event until the Required Approvals, if any, are obtained.

      (c) If the Corporation elects to call a special meeting of its shareholders pursuant to Subsection H(1)(b) of this Section 6 to obtain the Required Approvals, the Corporation shall use its best efforts to obtain such Required Approvals within one hundred twenty (120) days of the Initial Closing Date (such one hundred twenty (120) day period is referred to herein as an "Approval Period"). If the Corporation does not obtain the Required Approvals within the Approval Period and the Corporation receives a Notice of Conversion after the termination of the Approval Period, the Corporation must redeem, in accordance with this Subsection H of this Section 6, any shares of 5% Preferred Stock outstanding after the Corporation has issued in excess of 574,281 shares of Common Stock in connection with conversions of the 5% Preferred Stock.

      (d) If the Corporation elects, pursuant to this Subsection H, to redeem the 5% Preferred Stock on the occurrence of a Common Stock Redemption Event, it shall redeem such 5% Preferred Stock at the price determined in accordance with Subsection G(1) of this Section 6. If the Corporation shall have elected, pursuant to this Subsection H(1), to obtain the Required Approvals but shall not have done so by the later of the occurrence of the Common Stock Redemption Event or the expiration of the Approval Period, it shall furnish a redemption notice to the Purchasers within three (3) business days after the expiration of the Approval Period.

    (2) The 5% Preferred Stock Conversion Rights shall be exercised as follows:

      (a) The Corporation will permit each holder of 5% Preferred Stock to exercise its right to convert the 5% Preferred Stock by faxing an executed and completed notice of conversion (the "Notice of Conversion") to the Corporation, and delivering within three (3) business days thereafter, the original Notice of Conversion (and the certificates representing the related shares of 5% Preferred Stock) to the Corporation by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion is faxed to and received in accordance with the provisions hereof shall be deemed a "5% Preferred Stock Conversion Date." The Corporation will transmit the certificates representing the Common Stock issuable upon conversion of the 5% Preferred Stock (together with certificates representing the related shares of 5% Preferred Stock not so converted and, if applicable, a check representing any fraction of a share not converted) to such holder via express courier as soon as practicable, but in all events no later than the later to occur of (the "Delivery Date") (i) three (3) business days after the 5% Preferred Stock Conversion Date, or (ii) three (3) business days after receipt by the Corporation of the original Notice of Conversion (and the certificates representing the related shares of 5% Preferred Stock). For purposes of this Section 6, such conversion of the 5% Preferred Stock shall be deemed to have been made immediately prior to the close of business on the 5% Preferred Stock Conversion Date.

      (b) In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the 5% Preferred Stock, provided that the Corporation's transfer agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer program, on the written request of a holder of 5% Preferred Stock who shall have previously instructed such holder's prime broker to confirm such request to the Corporation's transfer agent, the Corporation shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such Common Stock to such holder by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission system no later than the applicable Delivery Date.

      (c) The Corporation will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the 5% Preferred Stock. The Corporation will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than one and one-half (1.5) times the number that is then actually issuable upon the conversion of the 5% Preferred Stock, the exercise of the Warrants issued pursuant to the Securities Purchase Agreement and the maximum number of shares of Additional Common Stock (as defined in the Securities Purchase Agreement) which may be issued in accordance with the Securities Purchase Agreement. Before taking any action which would cause an adjustment reducing the Conversion Price below the established par value of the shares of Common Stock issuable upon conversion of the 5% Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

      (d) All shares of 5% Preferred Stock, which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding, and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the 5% Preferred Stock Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. Any shares of 5% Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized 5% Preferred Stock accordingly.

    (3) In the event of a liquidation of the Corporation, the 5% Preferred Stock Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of the 5% Preferred Stock.

    (4) If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering 5% Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the 5% Preferred Stock shall not be deemed to have converted such 5% Preferred Stock until immediately prior to the closing of the sale of securities.

    (5) At no time shall any holder of the 5% Preferred Stock convert such amount of 5% Preferred Stock as shall result in such Purchaser's ownership, after such conversion, exceeding 9.9% of the Corporation's outstanding Common Stock.

    (6) No fractional shares of Common Stock shall be issued upon conversion of the Preferred Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fraction multiplied by the then effective and applicable Conversion Price.

    (7) The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Subsection H by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Subsection H and in the taking of all such action as may be necessary or appropriate in order to protect the 5% Preferred Stock Conversion Rights of the holders of the 5% Preferred Stock against impairment.

    (8) In the event (a) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation, (b) that the Corporation subdivides or combines its outstanding shares of Common Stock, (c) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), (d) of any consolidation or merger of the Corporation into or with another corporation, (e) of the sale of all or substantially all of the assets of the Corporation, or (f) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation, then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Preferred Stock, and shall cause to be mailed to each holder of the Preferred Stock at their last address as shown on the records of the Corporation or such transfer agent, at least ten (10) days prior to the record date specified in (i) below or twenty (20) days before the date specified in (ii) below, a notice stating

        (i) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

        (ii) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

  I. Sinking Fund. There shall be no sinking fund for the payment of dividends, or liquidation preferences on the 5% Preferred Stock or the redemption of any shares thereof.

  J. Amendment. This Section 6 constitutes an agreement between the Corporation and the holders of the 5% Preferred Stock. The Corporation shall not amend this Section 6 or alter or repeal the preferences, rights, powers or other terms of the 5% Preferred Stock so as to affect adversely the 5% Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of 5% Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

                                                                     APPENDIX C

                         ONLINE SYSTEM SERVICES, INC.
                            1995 STOCK OPTION PLAN

                     Article I. Establishment and Purpose

  1.1 Establishment. Online System Services, Inc., a Colorado Corporation ("Company"), hereby establishes a stock option plan for employees and others providing services to the Company and its Subsidiary Corporations, as described herein, which shall be known as the "1995 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees may constitute incentive stock options within the meaning of section 422A of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

  1.2 Purpose. The purpose of this Plan is to enhance stockholder investment by attracting, retaining and motivating key employees and consultants of the Company and its Subsidiary Corporations, and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.

                            Article II. Definitions

  2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

  (a) "Board" means the Board of Directors of the Company.

  (b) "Code" means the Internal Revenue Code of 1986, as amended.

  (c) "Committee" shall mean the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

  (d) "Company" means Online System Services, Inc., a Colorado Corporation.

  (e) "Consultant" means any person or entity, including an officer or director of the Company or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company or a Subsidiary Corporation, and shall include a Non-Employee Director, as defined below.

  (f) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

  (g) "Employee" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

  (h) "Fair Market Value" means the fair market value of Stock upon which an option is granted under this Plan.

  (i) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422A of the Code.

  (j) "Non-Employee Director" means a member of the Board who is not an employee of the Company or of any Subsidiary Corporation at the time an Option is granted hereunder.

  (k) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422A of the Code applicable to incentive stock options.

  (l) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

  (m) "Optionee" means an Employee or Consultant holding an Option under the Plan.

  (n) "Parent Corporation" shall have the meaning set forth in Section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

  (o) "Subsidiary Corporation" shall have the meaning set forth in Section 425(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

  (p) "Significant Shareholder" means an individual who, within the meaning of Section 422A(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 425(d) of the Code.

  (q) "Stock" means the no par value common stock of the Company.

  2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                  Article III. Eligibility and Participation

  3.1 Eligibility and Participation. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                          Article IV. Administration

  4.1 Administration. The Board shall be responsible for administering the Plan.

  The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

  At the discretion of the Board this Plan may be administered by a Committee which shall be an executive committee of the Board, consisting of not less than three (3) members of the Board. The members of such Committee may be directors who are eligible to receive Options under this Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

  The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

  Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

  The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                     Article V. Stock Subject to the Plan

  5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 1,100,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

  5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

  5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                       Article VI. Duration of the Plan

  6.1 Duration of the Plan. Subject to stockholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                      Article VII. Terms of Stock Options

  7.1 Grant of Options. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

  In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted after December 31, 1986 are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".)

  Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

  The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

  7.2 No Tandem Options. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422A of the Code.

  7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

  If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

  (a) Term. The duration of the Option shall be seven (7) years from the date of grant.

  (b) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation of the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

    (i) After one year of such continuous services for up to but not in excess of thirty-three and one-third percent (33 1/3%) of the shares originally subject to the Option;

    (ii) After two years of such continuous services, for up to but not in excess of sixty-six and two-thirds percent (66 2/3%) of the shares originally subject to the Option; and

    (iii) At the expiration of the third year of such continuous services the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of seven (7) years (five (5) years in the case of an Incentive Stock Option granted to a Significant Shareholder) from the date on which it was granted.

The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

  All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

  7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than eighty-five percent (85%) of the Fair Market Value of Stock on the date this Option is granted.

  7.5 Term of Options. Each Option shall expire at such time as the Board shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

  7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

  7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. Payment may also be made, in the discretion of the Board, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

                   Article VIII. Written Notice, Issuance of
                  Stock Certificates, Stockholder Privileges

  8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

  8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

  8.3 Privileges of a Stockholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.

               Article IX. Termination of Employment or Services

  9.1 Death. Unless provided otherwise for a Nonstatutory Option, if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

  9.2 Termination Other Than For Cause Or Due to Death. Unless provided otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code (S) 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

  In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

  9.3 Termination for Cause. Unless provided otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                        Article X. Rights of Optionees

  10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

  10.2 Nontransferability. All Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                        Article XI. Optionee-Employee's
                         Transfer or Leave of Absence

  11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--

  (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

  (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                            Article XII. Amendment,
                   Modification, and Termination of the Plan

  12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may--

  (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

  (b)  change the class of Employees or Consultants eligible to receive
       Options;

No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

               Article XIII. Acquisition, Merger, or Liquidation

  13.1 Acquisition. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

  Where the Company does not exercise its option under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

  13.2 Merger or Consolidation. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

  13.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 425(a).

                     Article XIV. Securities Registration

  14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

  Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                          Article XV. Tax Withholding

  15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         Article XVI. Indemnification

  16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                       Article XVII. Requirements of Law

  17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                     Article XVIII. Effective Date of Plan

  18.1 Effective Date. The Plan shall be effective on March 17, 1995, the effective date of its adoption by the Board.

                      Article XIX. Compliance with Code.

  19.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code (S) 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.

                 Article XX. No Obligation to Exercise Option.

  20.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

       AMENDMENT TO ONLINE SYSTEM SERVICES, INC. 1995 STOCK OPTION PLAN

  Section 5.1 of the Online System Services, Inc. (the "Company") 1995 Stock Option Plan is hereby deleted in its entirety and superseded and replaced with the following provision, effective upon the approval of this Amendment by the shareholders of the Company:

    5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 2,500,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

                          ONLINE SYSTEM SERVICES, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated July ____, 1998, hereby appoints the Chairman and Chief Executive Officer, R. Steven Adams, and the Secretary, Robert M. Geller, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Online System Services, Inc., all 10% Preferred Stock and all 5% Preferred Stock held of record by the undersigned on July 2, 1998, at the Annual Meeting of Shareholders to be held on July 30, 1998 at 1800 Glenarm Place, Suite 700, Denver, Colorado, at __:__ p.m. Mountain Time, and at any adjournment thereof.

1. PROPOSAL TO ELECT  [ ] FOR all nominees listed below
   SEVEN DIRECTORS   (EXCEPT AS MARKED TO THE CONTRARY BELOW)

                      [ ]  WITHHOLD AUTHORITY
                      TO VOTE FOR ALL NOMINEES LISTED BELOW

R. STEVEN ADAMS     ROBERT M. GELLER       WILLIAM R. CULLEN     ROBERT J. LEWIS
H. ROBERT GILL      RICHARD C. JENNEWINE   CHARLES P. SPICKERT

INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

--------------------------------------------------------------------------------

2.  PROPOSAL TO AMEND THE ARTICLES OF         [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
    INCORPORATION TO INCREASE THE NUMBER OF
    AUTHORIZED SHARES OF COMMON STOCK

3.  SALES OF SECURITIES:
    3A  PROPOSAL TO APPROVE ISSUANCE OF       [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
        COMMON STOCK PURSUANT TO
        SECURITIES PURCHASE AGREEMENT

    3B  PROPOSAL TO APPROVE ISSUANCE OF UP    [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
        TO 2,500,000 SHARES OF COMMON STOCK
        PURSUANT TO PROPOSED OFFERING

4.  PROPOSAL TO APPROVE THE AMENDMENT TO THE  [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
    THE ONLINE SYSTEM SERVICES, INC. 1995
    STOCK OPTION PLAN.

5.  PROPOSAL TO RATIFY THE APPOINTMENT OF     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
    ARTHUR ANDERSON LLP AS THE AS THE
    INDEPENDENT ACCOUNTANTS FOR THE CORPORATION.

6.  IN THEIR DISCRETION, THE PROXIES ARE
    AUTHORIZED TO VOTE UPON SUCH OTHER        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
    BUSINESS AS MAY PROPERLY COME BEFORE
    THE MEETING

                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3A, 3B, 4, 5 AND 6.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.



                                  ----------------------------------------
                                  (Signature)


                                  ----------------------------------------
                                  (Signature, if held jointly)


                                  Dated: ___________________________, 1998


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.